UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware	001-13646	13-3250533

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East, Elkhart, Indiana		46514

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(574) 535-1125

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2018 Annual Management Incentive Program

On February 27, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of LCI Industries (“LCII” or the “Company”) approved the 2018 Annual Incentive Program for the Company’s senior officers (the “2018 Program”), pursuant to the LCI Industries Equity Award and Incentive Plan, as amended and restated (the “Plan”). Under the 2018 Program, participants can earn cash incentive compensation based on the results of Company financial performance measures for the program year, which for 2018 is based on goals for Return on Invested Capital (as it may be adjusted as described therein, “ROIC”) and, for certain participants, gross margin improvement.

With respect to the Company’s Chief Executive Officer (CEO) and President, the 2018 Program provides the potential for cash bonus payments for 2018 ROIC performance per the schedule below. When ROIC performance is between inflection points, linear interpolation will be used to determine cash bonus payouts.

ROIC Performance	Multiple of Base Salary
20% (Threshold)	0.25x
25%	0.50x
30%	1.0x
35%	2.0x
40% (Maximum)	3.0x

Up to 10% of the cash incentive award that is calculated based on the formula above is subject to achievement of gross margin improvement targets.

With respect to the Company’s other senior officers participating in the 2018 Program, the 2018 Program provides the potential for cash bonus payments for 2018 ROIC performance per the schedule below. When ROIC performance is between inflection points, linear interpolation will be used to determine cash bonus payouts.

ROIC Performance	Multiple of Target Cash
20% (Threshold)	0.25x
25%	0.50x
30%	1.0x
35%	2.0x
40% (Maximum)	3.0x

The “Target Cash” for each of the participating senior officers mentioned above is set as a percentage of his or her base salary. Up to 10% of the cash incentive award that is calculated based on the formula above is subject to achievement of gross margin improvement targets.

The 2018 Program includes, among other provisions, termination and clawback provisions.

The description of the 2018 Program contained herein is a summary of the material terms of the 2018 Program, does not purport to be complete, and is qualified in its entirety by reference to the 2018 Program, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Performance Stock Units and Restricted Stock Units

Also on February 27, 2018, the Committee approved terms and conditions for additional incentive grants of performance stock units and restricted stock units for certain of the Company’s senior officers pursuant to the Plan. Two types of performance stock units were awarded: (1) performance stock units subject to the Company’s ROIC performance and (2) performance stock units subject to the Company’s Earnings Per Share (“EPS”) performance.

The 2018 performance stock units tied to ROIC provide that the number of performance stock units that will be earned will be based on whether and to what extent ROIC performance goals for 2018 are satisfied, and that any earned performance stock units will vest on March 1, 2020. The Company’s ROIC (as it may be adjusted) for fiscal 2018 must be 30% in order for the target number of ROIC performance stock units to be earned, and must be 45% for fiscal 2018 for the maximum number of ROIC performance stock units to be earned, which maximum amount is 400% of the target number of ROIC performance stock units.

The 2018 performance stock units tied to EPS provide that the number of performance stock units that will be earned will be based on whether and to what extent cumulative growth of adjusted EPS exceeds a benchmark determined by the Committee over the two-year performance period of 2018-2019, and that any earned performance stock units will vest on March 1, 2021. The number of EPS performance stock units that can be earned is: (i) if a threshold annualized growth percentage of approximately 7% is achieved, 50% of the target number of performance stock units will be earned; (ii) if a target annualized growth percentage of approximately 14% is achieved, 100% of the target number of performance stock units will be earned; and (iii) if a maximum annualized growth percentage of approximately 22% is achieved, 150% of the target number of performance stock units will be earned.

The 2018 restricted stock units vest over a 3-year period, with one-third vesting each year on the anniversary of the grant date.

The description of the terms of the ROIC performance stock units, the EPS performance stock units, and the restricted stock units contained herein is a summary of the material terms of those awards, does not purport to be complete, and is qualified in its entirety by reference to the applicable forms of award agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3, and 10.4, respectively, and are incorporated herein by reference.

Form Award Agreements

On February 27, 2018, the Committee also approved new form award agreements under the Plan for equity awards to executive officers and directors, substantially in the form filed as Exhibits 10.2, 10.3, 10.4, and 10.5 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibits

10.1	2018 Annual Incentive Program
10.2	LCI Industries Performance Stock Unit Award Agreement Pursuant to LCI Industries Equity Award and Incentive Plan, As Amended and Restated (ROIC)
10.3	LCI Industries Performance Stock Unit Award Agreement Pursuant to LCI Industries Equity Award and Incentive Plan, As Amended and Restated (EPS)
10.4	LCI Industries Restricted Stock Unit Award Agreement Pursuant to LCI Industries Equity Award and Incentive Plan, As Amended and Restated (Executive Officers)
10.5	LCI Industries Restricted Stock Unit Award Agreement Pursuant to LCI Industries Equity Award and Incentive Plan, As Amended and Restated (Directors)

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES
(Registrant)

By: /s/ Andrew J. Namenye Andrew J. Namenye Vice President - Chief Legal Officer and Secretary

Dated: March 5, 2018

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